Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 17, 2025 (this “First Amendment”), by and among Celanese Corporation, a Delaware corporation (“Holdings”), Celanese US Holdings LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below) and each of the Consenting Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings, the Company, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into the Term Loan Credit Agreement, dated as of November 1, 2024 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this First Amendment have the same meanings assigned thereto in the Credit Agreement); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Company has requested that the Lenders consent to the amendment of certain provisions of the Credit Agreement as set forth in this First Amendment, and subject to the satisfaction of the conditions set forth herein, the Lenders party hereto (collectively, the “Consenting Lenders”) constituting not less than the Required Lenders are willing to do so, on the terms set forth herein; and

WHEREAS, BofA Securities, Inc. is engaged by the Company to act as the lead arranger for the transactions contemplated under this First Amendment (in such capacity, the “First Amendment Lead Arranger”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. On the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (with text in the Credit Agreement attached as Exhibit A hereto indicated as being (I) deleted or “stricken text” textually in the same manner as the following example: ~~stricken text~~; and (II) new or added textually in the same manner as the following example: underlined text).

SECTION 2. Conditions of Effectiveness of the First Amendment. This First Amendment shall become effective on such date (the “First Amendment Effective Date”) when the following conditions precedent have been satisfied:

(a)          the Administrative Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this First Amendment from Holdings, the Company, each Subsidiary Guarantor and the Consenting Lenders constituting not less than the Required Lenders;

(b)         as of the First Amendment Effective Date, (i) no Default or Event of Default shall exist, or would result from the transactions contemplated by this First Amendment and (ii) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that representations already qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date (without regard to any earlier date referred to in the Credit Agreement);

(c)          the Administrative Agent shall have received a certificate signed by a Responsible Officer of Holdings certifying that the condition in Section 2(b) is satisfied as of the First Amendment Effective Date;

(d)          (i) the First Amendment Lead Arranger shall have received all fees payable to such First Amendment Lead Arranger as separately agreed by the Company in writing and (ii) the Administrative Agent shall have received, for the ratable account of each Consenting Lender, all fees payable to such Consenting Lender as separately agreed by the Company in writing;

(e)          the Administrative Agent shall have received all fees, charges and disbursements of counsel to the Administrative Agent and the First Amendment Lead Arranger required to be reimbursed by this First Amendment or the Credit Agreement (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the First Amendment Effective Date; and

(f)           prior to or substantially simultaneously with the First Amendment Effective Date, the Revolving Credit Agreement and the 2022 Term Loan Credit Agreement shall have been amended in a manner reasonably consistent with this First Amendment;

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

SECTION 3. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)          On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

(b)         The Credit Agreement, as specifically amended by this First Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)          The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of, or Default or Event of Default under, any of the Loan Documents. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

(d)         Each Loan Party hereby expressly acknowledges and consents to the terms of this First Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty to which it is a party. The execution of this First Amendment shall not serve to effect a novation of the Obligations.

SECTION 4. Costs and Expenses. The Company hereby agrees to reimburse each of the Administrative Agent and the First Amendment Lead Arranger for its reasonable and documented out-of-

pocket expenses in connection with this First Amendment in accordance with Section 10.04 of the Credit Agreement (with respect to the First Amendment Lead Arranger, as though references in such Section to the Arranger in such Section were to the First Amendment Lead Arranger, mutatis mutandis).

SECTION 5. Counterparts. This First Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This First Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 6. First Amendment Lead Arranger. The terms and provisions of Sections 9.08 and 10.16 are incorporated herein by reference as if set forth herein in their entirety and shall apply to this Amendment for the benefit of the First Amendment Lead Arranger, mutatis mutandis (as though references therein to the Arrangers in such Sections were to the First Amendment Lead Arranger).

SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

SECTION 8. Miscellaneous. Each of the parties hereto hereby agrees that Sections 10.12, 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this First Amendment as if originally set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CELANESE CORPORATION, as Holdings

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE US HOLDINGS LLC, as the Company

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Term Loan)]

CELANESE AMERICAS LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE ACETATE LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE CHEMICALS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

cna holdings llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE INTERNATIONAL CORPORATION, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Term Loan)]

CELTRAN, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

kep americas engineering plastics, llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

ticona fortron inc., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA POLYMERS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Term Loan)]

CELANESE GLOBAL RELOCATION LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE LTD., as a Subsidiary Guarantor

By:	Celanese International Corporation, its general partner

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE SALES U.S. LTD., as a Subsidiary Guarantor

By:	Celanese International Corporation, its general partner

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to First Amendment (Term Loan)]

Acknowledged:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Devarshi Ojha
	Name:	Devarshi Ojha
	Title:	AVP

[Signature Page to First Amendment (Term Loan)]

Bank of India, New York, as a Consenting Lender

By:	/s/ Suraj Kumar
	Name:	Suraj Kumar
	Title:	Vice President

[Signature Page to First Amendment (Term Loan)]

COMERICA BANK, as a Consenting Lender

By:	/s/ John Smithson
	Name:	John Smithson
	Title:	Vice President

[Signature Page to First Amendment (Term Loan)]

First Independence Bank

By:	/s/ Andrew Harper
	Name:	Andrew Harper
	Title:	Chief Credit Officer

HSBC Bank USA, National Association

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Managing Director

HSBC Securities (USA), Inc

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Managing Director

[Signature Page to First Amendment (Term Loan)]

Intesa Sanpaolo S.p.A., New York Branch, as a Consenting Lender

By:	/s/ Fabio Della Malva
	Name:	Fabio Della Malva
	Title:	Managing Director

By:	/s/ Marco Maria Lucini
	Name:	Marco Maria Lucini
	Title:	Business Director

[Signature Page to First Amendment (Term Loan)]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to First Amendment (Term Loan)]

Regions Bank, as a Consenting Lender

By:	/s/ Tyler Nissen
	Name:	Tyler Nissen
	Title:	Vice President

[Signature Page to First Amendment (Term Loan)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Victoria Roberts
	Name:	Victoria Roberts
	Title:	Authorized Signatory

[Signature Page to First Amendment (Term Loan)]

TRUIST BANK, as a Consenting Lender

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

[Signature Page to First Amendment (Term Loan)]

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Heather Thoma
	Name:	Heather Thoma
	Title:	Vice President

[Signature Page to First Amendment (Term Loan)]

UNICREDIT BANK GMBH, NEW YORK BRANCH as a Consenting Lender

By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Managing Director

By:	/s/ Karan Dedhia
	Name:	Karan Dedhia
	Title:	Senior Associate

[Signature Page to First Amendment (Term Loan)]

Crédit Industriel et Commercial, New York Branch, as a Consenting Lender

By:	/s/ Clifford Abramsky
	Name:	Clifford Abramsky
	Title:	Managing Director

By:	/s/ Brian Moriarty
	Name:	Brian Moriarty
	Title:	Managing Director

[Signature Page to First Amendment (Term Loan)]

Exhibit A

Amended Credit Agreement

[See Attached]

“First Amendment Effective Date” means February 17, 2025.

“Fitch” means Fitch, Inc. and any successor thereto.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), program or agreement that is not subject to U.S. law and is maintained or contributed to by, or entered into with Holdings, the Company, any of their Subsidiaries, or any other entity to the extent Holdings could have any liability in respect of its current or former employees, other than any employee benefit plan, program or agreement that is sponsored or maintained exclusively by a Governmental Authority.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any contributions or payments required by applicable law or by the terms of such Foreign Plan; (b) the failure to register or loss of good standing with applicable Governmental Authorities of any such Foreign Plan required to be registered with such Governmental Authorities; or (c) the failure of any Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the Financial Accounting Standards Board Accounting Standards Codification or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Group” means Holdings and its Subsidiaries.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the

(b) any Subsidiary (other than the Company) may merge into, dissolve into, liquidate into or consolidate with (i) any other Subsidiary (other than the Company unless clause (a) is complied with) in a transaction in which the surviving entity is a Subsidiary; provided that, if either Subsidiary is a Guarantor, the surviving entity shall be a Guarantor or shall immediately become a Guarantor upon the consummation of such transaction; or (ii) any other Person, so long as such merger, dissolution, liquidation or consolation does not result, directly or indirectly, in the Disposition (in one or a series of transactions) of all or substantially all of the assets of Holdings and its Subsidiaries, taken as a whole; and

(c) so long as the surviving entity is organized under the laws of any political subdivision of the United States (or, if different, the jurisdiction of organization of the merging or consolidating Company) and agrees in writing in a manner and pursuant to documentation acceptable to the Administrative Agent to assume the obligations of the Company under this Agreement, the Company may merge into or consolidate with any other Person that is (or is becoming concurrently with such merger or consolidation) a wholly-owned Subsidiary of Holdings.

7.04       Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings and its Subsidiaries on the date hereof or any business substantially related or incidental thereto or reasonably similar thereto or a reasonable extension thereof.

7.05       Restricted Payments. Make any Restricted Payment during the Covenant Relief Period.

7.06       Use of Proceeds. Use the proceeds of any Borrowings, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose that violates, Regulation T, U or X of the FRB.

7.07	Financial Covenants.

(a)	[Reserved].

(b)           Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of Holdings (each such date, a “Test Date”) to be greater than the ratio set forth below for such fiscal quarter (the “Financial Covenant”):

Fiscal Quarter Ended	Consolidated Leverage Ratio
December 31, 2024	5.75:1.00
March 31, 2025	~~5.75~~6.50:1.00
June 30, 2025	~~5.75~~6.50:1.00
September 30, 2025	~~5.50~~6.50:1.00
December 31, 2025	~~5.25~~6.50:1.00

So long as the Financial Covenant has been decreased to 3.50:1.00 for at least two fiscal quarters, if a Qualifying Acquisition is consummated, the company may elect to increase the

Financial Covenant to 4.25:1.00 for each of the four fiscal quarters ending thereafter, commencing with the fiscal quarter in which such Qualifying Acquisition is consummated (each such period of four fiscal quarters during which the Financial Covenant is so increased following a Qualifying Acquisition, a “Covenant Increase Period”); provided, that after the end of any Covenant Increase Period, the Company may elect to implement a new Covenant Increase Period in connection with a subsequent Qualifying Acquisition so long as two fiscal quarters have elapsed since the end of the most recent Covenant Increase Period; provided, further that the Company shall provide notice in writing to the Administrative Agent of its election to implement such Covenant Increase Period and a description of such Qualifying Acquisition (regarding the name of the Person or assets being acquired, the purchase price and the pro forma Consolidated Leverage Ratio immediately after giving effect thereto). Notwithstanding the foregoing, the Company may elect no more than two Covenant Increase Periods in total.

In the event of each Qualifying Disposition occurring during the Covenant Relief Period, the applicable Financial Covenant required pursuant to this Section 7.07(b) shall be decreased by 0.25:1.00; provided, that the first Qualifying Disposition consummated after the First Amendment Effective Date shall not be subject to this provision. For the avoidance of doubt, such 0.25:1.00 reduction shall (a) occur upon each Qualifying Disposition (if any) to occur during the Covenant Relief Period and (b) apply only for any fiscal quarters ending after such Qualifying Disposition but during the Covenant Relief Period.

If the Company has elected to terminate the Covenant Relief Period in accordance with the proviso to the definition thereof, the Financial Covenant for each fiscal quarter ended after the end of the Covenant Relief Period shall be a Consolidated Leverage Ratio of 3.50:1.00 in lieu of the levels set forth in the table above.

ARTICLE VIII.

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”):

(a)           Non-Payment. The Company or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or (ii) within three Business Days after the same becomes due, any interest on any Loan or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)          Specific Covenants. Holdings or any Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a) (with respect to Holdings or the Company), 6.11 or 6.13 or Article VII; or

(c)          Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (x) written notice thereof from the Administrative Agent to the Company or (y) a Responsible Officer first having knowledge thereof; or

(d)          Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party